UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM	8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 11, 2025

Brookdale Senior Living Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32641	20-3068069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 Westwood Place,	Suite 400,	Brentwood,	Tennessee	37027
(Address of principal executive offices)				(Zip Code)

Registrant's telephone number, including area code	(615)	221-2250

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	BKD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Frank M. Bumstead’s term as a member of the Board of Directors (the “Board”) of Brookdale Senior Living Inc. (the “Company”) expired at the conclusion of the Company’s 2025 annual meeting of stockholders held on July 11, 2025 (the “Annual Meeting”). As previously disclosed, Mr. Bumstead had provided notice to the Board that he would not be standing for re-election at the Annual Meeting. His decision to not stand for re-election to the Board was not due to any disagreement with the Company or the Board.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) The Company held its Annual Meeting on July 11, 2025. Set forth below is information concerning each matter submitted to a vote at the Annual Meeting, including the final voting results tabulated by the Company’s independent Inspector of Elections, First Coast Results, Inc. Each such matter is described in detail in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 14, 2025 (the “Proxy Statement”).

(b) Proposal 1: Based on the final results, the eight directors elected at the Annual Meeting are Jordan R. Asher, Claudia N. Drayton, Mark Fioravanti, Victoria L. Freed, Joshua Hausman, Elizabeth B. Mace, Denise W. Warren, and Lee S. Wielansky, each to hold office for a one-year term expiring at the 2026 annual meeting of stockholders. The following votes were taken in connection with the election of directors at the Annual Meeting:

Director Nominees	Votes For	Votes Withheld
Company Nominees
Jordan R. Asher	175,010,784	24,434,412
Claudia N. Drayton	169,794,583	29,650,562
Mark Fioravanti	179,138,214	20,307,058
Victoria L. Freed	125,712,689	73,732,454
Joshua Hausman	192,077,934	7,638,631
Elizabeth B. Mace	174,260,597	25,184,549
Denise W. Warren	192,349,378	7,097,185
Lee S. Wielansky	122,687,316	76,757,734

Ortelius Nominees
Steven J. Insoft	38,996,399	160,449,007
Paula J. Poskon	23,123,620	176,321,787
Frank J. Small	28,462,791	170,982,613
Ivona Smith	23,099,246	176,346,032
Steven L. Vick	74,766,330	124,679,297
Lori B. Wittman	61,387,896	138,057,383

Proposal 2: Stockholders approved, on an advisory basis, the compensation paid to the Company's named executive officers, as disclosed in the Proxy Statement. The following votes were taken in connection with the proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
174,321,233	14,980,469	10,166,121	458,474

Proposal 3: Stockholders approved the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2025. The following votes were taken in connection with the proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
195,065,525	2,304,408	2,556,364	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKDALE SENIOR LIVING INC.

Date:	July 15, 2025	By:	/s/ Chad C. White
		Name:	Chad C. White
		Title:	Executive Vice President, General Counsel and Secretary